                                                                    Exhibit 10.9



                                             as of April 12, 2000


United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205


Ladies and Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Required Banks hereby waive (i) the Company's failure to deliver the financial statements required by Section 10.1.1 of the Credit Agreement within 90 days after the close of the Fiscal Year ended December 31, 1999 so long as
                                                                   -- ---- --
such financial statements are delivered on or before April 17, 2000; and (ii) the Company's non-compliance with Section 10.6.7 for the month ending December 31, 1999.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.

                                             BANK OF AMERICA, N.A., as Agent


                                             By:  /s/ Kristine D. Hyde
                                                  --------------------
                                             Title:  Assistant Vice President
                                                     ------------------------


                                             BANK OF AMERICA, N.A., as a Bank


                                             By:  /s/ Jennifer L. Gerdes
                                                  ----------------------
                                             Title:  Vice President
                                                     --------------


                                             COMERICA BANK, as a Bank


                                             By:  /s/ Preeti Sarnaik
                                                  ------------------
                                             Title:  Account Officer
                                                     ---------------


                                             FLEET NATIONAL BANK, as a Bank


                                             By:  /s/ Lindsay W. McSweeney
                                                  ------------------------
                                             Title:  Director
                                                     --------


                                             THE CHASE MANHATTAN BANK, as a Bank


                                             By:  /s/ Thomas J. Chera
                                                  -------------------
                                             Title:  Vice President
                                                     --------------